EXHIBIT 10.1
EXECUTION COPY
ESCROW AGREEMENT
     This Escrow Agreement (this “Escrow Agreement”), dated as of June  , 2008, is entered into by and among Mobile Mini, Inc., a Delaware corporation (“Parent”), Welsh, Carson, Anderson & Stowe X, L.P., a Delaware limited partnership, as Target Stockholder Representative (the “Stockholder Representative”, together with Parent, the “Other Parties”), and Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”).
W I T N E S S E T H:
     WHEREAS, reference is hereby made to that certain Agreement and Plan of Merger dated February 22, 2008 (the “Merger Agreement”), entered into by and among Parent, MSG WC Holdings Corp., a Delaware corporation (“Target”), and the Stockholder Representative, solely for the purposes of representing the Target Stockholders in accordance with the Merger Agreement, that provides for, among other transactions, the merger of Target with and into the Parent, with the Parent continuing as the surviving company, as more fully set forth in the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have respective the meanings given to such terms in the Merger Agreement, a copy of which is attached hereto as Exhibit C;
     WHEREAS, Section 3.3 of the Merger Agreement provides that the Merger Consideration is subject to certain post-Closing adjustments;
     WHEREAS, Article XI of the Merger Agreement provides that the Target Stockholders are obligated to indemnify Parent Indemnitee under certain circumstances;
     WHEREAS, pursuant to Section 3.3(d) of the Merger Agreement, (i) an amount of $2,811,659.79 in cash (the “Escrow Amount”, and together with all interest and other amounts from time to time held by the Escrow Agent under this Escrow Agreement, the “Escrow Funds”)) and (ii) 677,130.01 shares of Series A Convertible Redeemable Participating Preferred Stock, par value $0.01 per share, of Parent (the “Shares”, and together with all other shares issued on, in respect of, upon conversion of, or in substitution of the Shares according to Section 4.4, the “Escrowed Shares”)) are being delivered to the Escrow Agent on the date of this Escrow Agreement;
     WHEREAS, the Escrow Funds and the Escrowed Shares, collectively, are referred to herein as the “Escrowed Property”; and
     WHEREAS, the Other Parties have requested the Escrow Agent to act in the capacity of escrow agent under this Escrow Agreement, and the Escrow Agent, subject to the terms and conditions hereof, has agreed so to do.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I
RECEIPT AND RETENTION OF THE ESCROW PROPERTY
     Section 1.1 The Other Parties each hereby appoints the Escrow Agent to act as agent and custodian for the Escrowed Property for their respective benefit pursuant to the terms of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment pursuant to such terms.
     Section 1.2 The Escrow Agent hereby acknowledges receipt of the Escrowed Property.
     Section 1.3 The Escrowed Property shall be retained, managed and disbursed by the Escrow Agent strictly in accordance with the terms and conditions of this Escrow Agreement. The Escrow Agent shall not transfer, assign, loan, convert, reinvest, or otherwise dispose of any Escrowed Property but shall hold the Escrowed Property in accordance with this Escrow Agreement until the disbursement thereof pursuant to Article IV or Section 5.6.
ARTICLE II
INVESTMENT
     Section 2.1 At the written direction of the Stockholder Representative, pursuant to the attached Exhibit D, the Escrow Agent will invest (and reinvest) the Escrow Funds in one or more of: (i) direct obligations of and obligations fully guaranteed by the United States of America, or any agency thereof, the principal and interest of which are guaranteed by the United States of America or its agencies; (ii) participation under a revolving repurchase agreement maintained by the Escrow Agent with other entities relative to an agreement for the sale and repurchase of obligations listed in item (i) above; (iii) any time deposit which is fully insured by the Federal Deposit Insurance Corporation; (iv) commercial paper notes which, at the time of investment, are rated in one of the two highest credit ratings by Moody’s Investors Service, Inc. and/or Standard & Poor’s Corporation; (v) certificates of deposit of any bank organized under the laws of the United States; or (vi) any money market fund (including money market funds for which the Escrow Agent serves in an advisory capacity and/or other money market funds with which the Escrow Agent has an existing relationship), the assets of which are any of those obligations listed in items (i) through (vi) above (collectively, the “Permitted Investments”).
     Section 2.2 The Escrow Agent is hereby authorized to execute the purchase and sale of Permitted Investments as directed by the Stockholder Representative, in writing, through the facilities of its own trading or capital markets operations or those of any affiliated entity. In the event that the Escrow Agent does not receive investment instructions to invest the Escrow Funds, the Escrow Agent shall invest such funds in direct obligations of and obligations fully guaranteed by the United States of America, or any agency thereof, the principal and interest of which are guaranteed by the United States of America or its agencies. The Escrow Agent can liquidate any investment in order to comply with disbursement instructions without any liability for any resulting loss. Any loss incurred from an investment will be borne by the Escrow Funds. The Stockholder Representative and the Parent acknowledge that the Escrow Agent is not providing investment supervision, recommendations or advice.

     Section 2.3 All income earned with respect to any Permitted Investment shall be delivered from time to time, but at least quarterly, to the Stockholder Representative for distribution to the Target Stockholders.
ARTICLE III
TAXES
     Section 3.1 The Other Parties agree that, for United States federal, state, local and other tax purposes, all taxable interest, dividends and other income, if any, attributable to the Escrowed Property or any other amount held in escrow by the Escrow Agent pursuant to this Escrow Agreement shall be allocable to the Target Stockholders.
     Section 3.2 The Escrow Agent shall report to the United States Internal Revenue Service (the “IRS”) and to each Target Stockholder, as of each calendar year-end, all income, if any, attributable to the Escrowed Property or any other amount held in escrow by the Escrow Agent pursuant to this Escrow Agreement, as and to the extent required under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), on IRS Form 1099 or other applicable form.
     Section 3.3 The Escrow Agent shall make payments of income earned on the Escrow Funds as provided for in this Escrow Agreement. Prior to closing, each such payee shall provide to the Escrow Agent an IRS Form W-9, for tax identification number certification, or an applicable Form W-8, for certification that such payee is not a “United States person” within the meaning of the Code, as appropriate and such other forms and documents as the Escrow Agent may request. The Other Parties and the Target Stockholders understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Code, and the Regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrowed Property.
     Section 3.4 The Other Parties intend that the Target Stockholders shall be treated as the owners of the Escrowed Shares for all United States federal, state and local tax purposes (except to the extent that any such Escrowed Shares are disbursed to Parent pursuant to Article IV), and none of the parties shall take any actions or positions that are inconsistent with such treatment.
ARTICLE IV
DISBURSEMENT OF THE ESCROW PROPERTY; SUBSTITUTION
     Section 4.1 The Escrow Agent shall make disbursements of the Escrowed Property upon receipt of and in accordance with (a) a joint written instruction (“Joint Instruction”) signed by authorized signers of both Parent and the Stockholder Representative evidenced in Exhibits B-1 and B-2, respectively, directing delivery of all or a portion of the Escrowed Property, or (b) an order from a court of competent jurisdiction that orders such disbursement, together with an opinion of counsel to the effect that such order is final and not subject to further appeal (collectively, the “Court Order”).

     Section 4.2 Notwithstanding anything herein to the contrary:
          (a) To the extent the Escrowed Property has not been fully disbursed on or prior to the date that is twelve (12) months from the date of this Escrow Agreement (the “Escrow Release Date”), the Escrow Agent shall disburse within two (2) Business Days after such date to the Stockholder Representative the remaining Escrowed Property minus the Retained Property. The Escrow Agent shall retain the Retained Property and shall only release the Retained Property in accordance with Section 4.1 above.
          (b) For purposes of this Article IV, the following terms shall have the following meanings:
     “Retained Property” means the amount of cash and/or the number Shares set forth in a certificate of the Chief Financial Officer of Parent delivered to the Escrow Agent and the Target Shareholder Representative at least two (2) Business Days prior to the Escrow Release Date, which certificate shall set forth Parent’s good faith estimate of the aggregate amount of all pending indemnification claims of Parent under the Merger Agreement as of the date of such certificate. Such certificate shall contain Parent’s good faith calculation of the Fair Market Value (as defined in the Merger Agreement) of the Shares as of the date of such certificate.
     Section 4.3 Whenever a partial release of the Escrowed Shares is anticipated, Parent shall, upon request by the Escrow Agent, promptly cause the Parent’s Secretary to reissue the stock certificates of the Escrowed Shares in the number of certificates necessary so as to enable such partial release.
ARTICLE V
PROVISIONS RELATING TO THE ESCROW AGENT
     Section 5.1 The Escrow Agent shall have no duties or responsibilities whatsoever with respect to the Escrowed Property except as are specifically set forth herein. The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of the terms and conditions of, any other agreement, instrument or document in connection herewith, including without limitation the Merger Agreement. The Escrow Agent may conclusively rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to any written notice, instrument, request, consent, certificate, document, letter, opinion, order, resolution or other writing hereunder that is in a form and manner consistent with the requirements set forth in this Escrow Agreement without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document. The Escrow Agent shall have no responsibility for the contents of any such writing contemplated herein and may rely without any liability upon the contents thereof. Concurrently with the execution of this Escrow Agreement, the Other Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of Exhibit B-1 and Exhibit B-2 to this Escrow Agreement.
The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of the Escrow Agent’s own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own willful misconduct or gross negligence. The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 5.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.
THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.
     Section 5.2 The Escrow Agent may resign as such following the giving of sixty (60) days’ prior written notice to each of the Other Parties. Similarly, the Escrow Agent may be removed and replaced following the giving of sixty (60) days’ prior written notice to the Escrow Agent jointly by the Other Parties. In either event, the duties of the Escrow Agent shall terminate sixty (60) days after the date of such notice (or at such earlier date as may be mutually agreeable), except for its obligations to hold and deliver the Escrowed Property to the successor Escrow Agent; and the Escrow Agent shall then deliver the balance of the Escrowed Property then in its possession to such a successor Escrow Agent as shall be appointed by the Other Parties as evidenced by Joint Instructions delivered to the Escrow Agent. Upon acknowledgment by any successor Escrow Agent of the receipt of the then remaining Escrowed Property (or the deposit or delivery of the Escrowed Property by the Escrow Agent pursuant to Section 5.4 below), the then acting Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement.
     Section 5.3 The Escrow Agent shall be under no duty to institute or defend any arbitration or legal proceeding with respect to the Escrowed Property or under this Escrow Agreement and none of the costs or expenses of any such proceeding shall be borne by the Escrow Agent. The costs and expenses of any such proceeding shall be borne as decided by the arbitrators or court and shall be direct obligations of the Other Parties, as the case may be, and shall not be satisfied in any way by the Escrowed Property.
     Section 5.4 Should any controversy arise involving the parties hereto or any of them or any other person with respect to this Escrow Agreement or the Escrowed

Property, or should a substitute escrow agent fail to be designated as provided in Section 5.2 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Escrowed Property until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved, (b) deposit all Escrowed Property into the registry of any court of competent jurisdiction and notify the Other Parties of such deposit, and thereupon the Escrow Agent shall be discharged from all further duties and responsibilities as Escrow Agent under this Escrow Agreement or (c) file an interpleader action in any court of competent jurisdiction, and upon the filing thereof and deposit of all Escrowed Property into the registry of such court, the Escrow Agent shall be relieved of all liability as to the Escrowed Property and shall be entitled to recover from the losing party of such action reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.
ARTICLE VI
NOTICES
     Section 6.1 All notices, consents, requests, demands, waivers and other communications required or permitted to be given under this Escrow Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by reputable overnight courier or facsimile (upon confirmation of receipt), as follows:
(a)	If to the Escrow Agent:
Wells Fargo Bank, N.A.
Corporate Municipal & Escrow Solutions
MAC S4101-22E
100 West Washington Street, 22nd Floor
Phoenix, AZ 85003
Phone: 602-378-2305
Facsimile: 602-378-2333
(b)	If to Parent:
Mobile Mini, Inc.
7420 South Kyrene Road, Suite 101
Tempe, AZ 85283
Fax: (480) 894-6433
Attn: Larry Trachtenberg
with a copy (which shall not constitute notice) to:
White & Case LLP
1155 Avenue of the Americas
New York, NY 10036
Fax: (212) 354-8113
Attn: John M. Reiss, Esq.

          Daniel M. Latham, Esq.
(c)	If to the Stockholder Representative:
Welsh, Carson, Anderson & Stowe X, L.P.
320 Park Avenue
Suite 2500
New York, NY 10022
Fax: (212) 893-9575
Attn: Sanjay Swani
          Michael Donovan
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Fax: (212) 446-6460
Attn: Michael Movsovich, Esq.
or to such other person or address as any party shall specify by notice in writing in accordance with this Section 6.1 to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third (3rd) Business Day after the mailing thereof, except for a notice of a change of address, which shall be effective only upon receipt thereof.
ARTICLE VII
COMPENSATION; EXPENSES
     Section 7.1 The Escrow Agent shall be entitled to payment of customary fees and expenses for all services rendered by it hereunder in accordance with Exhibit A attached hereto (as such schedule may be amended from time to time), payable on the Closing Date. After the Closing Date, the Escrow Agent shall be entitled to annual fees in accordance with Exhibit A. All fees and expenses owed to the Escrow Agent pursuant to this Article VII shall be paid 50% by Parent and 50% by the Stockholder Representative.
ARTICLE VIII
TERM
     Section 8.1 This Escrow Agreement shall terminate upon the disbursement, in accordance with Article IV or Section 5.6 hereof, of the Escrowed Property in full; provided, however, that the rights of the Escrow Agent and the obligations of the other parties hereto under Article V and Article VII shall survive the termination thereof and the resignation or removal of the Escrow Agent.

ARTICLE IX
DESIGNEES FOR INSTRUCTIONS
     Section 9.1 An Other Party may, by notice to the Escrow Agent and the other Other Party, designate one or more persons who will execute notices and from whom the Escrow Agent may take instructions hereunder. Such designations may be changed from time to time upon written notice to the Escrow Agent from such Other Party. The Escrow Agent will be entitled to rely conclusively on any notices or instructions from any person so designated by an Other Party.
ARTICLE X
MISCELLANEOUS
     Section 10.1 No amendment, modification or waiver in respect of this Escrow Agreement shall be effective unless it shall be in writing and signed by all parties hereto.
     Section 10.2 This Escrow Agreement and the rights and obligations hereunder shall not be assignable or transferable by a party hereto without the prior written consent of the other parties hereto; provided, however, that any banking association or corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all the Escrow Agent’s rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any attempted assignment in violation of this Section 10.2 shall be void ab initio.
     Section 10.3 If any term, provision, covenant or restriction contained in this Escrow Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Escrow Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and this Escrow Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable term, provision, covenant or restriction or any portion thereof had never been contained herein.
     Section 10.4 This Escrow Agreement, including the Exhibits hereto and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto. The Escrow Agent is bound only by the terms of this Escrow Agreement.
     Section 10.5 THIS ESCROW AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE STATE OR FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.1, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.
     Section 10.6 Each of the parties to this Escrow Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Escrow Agreement or the transactions contemplated hereby.
     Section 10.7 This Escrow Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and permitted assigns. This Escrow Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder. Nothing herein is intended or shall be construed to give any other person (including, without limitation, any creditors of the Escrow Agent or the Other Parties) any right, remedy or claim under, in or with respect to the Escrowed Property held hereunder.
     Section 10.8 This Escrow Agreement may be executed in one or more counterparts (including by facsimile or electronic means), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.
     Section 10.9 Construction. In this Escrow Agreement, unless the context otherwise requires:
     (a) any reference in this Agreement to “writing” or comparable expressions includes a reference to facsimile transmission or comparable means of communication;
     (b) words expressed in the singular number shall include the plural and vice versa, words expressed in the masculine shall include the feminine and neuter gender and vice versa;
     (c) references to Articles, Sections, Exhibits and Recitals are references to articles, sections, exhibits, schedules and recitals of this Agreement;

     (d) reference to “day” or “days” are to calendar days;
     (e) this “Escrow Agreement” or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and
     (f) “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the day and year first above written.
ESCROW AGENT:

Wells Fargo Bank, as Escrow Agent

By: Name:	/s/ Jeffrey B. Kassels Jeffrey B. Kassels
Title:	Vice President
PARENT:

Mobile Mini, Inc.

By: Name:	/s/ Lawrence Trachtenberg Lawrence Trachtenberg
Title:	Executive Vice President
STOCKHOLDER REPRESENTATIVE:

Welsh, Carson, Anderson & Stowe X, L.P.

By: WCAS X Associates LLC, its General Partner

By: Name:	/s/ Sanjay Swani Sanjay Swani
Title:	Vice President
[SIGNATURE PAGE TO ESCROW AGREEMENT]

EXHIBIT A
Escrow Agent’s Fee Schedule
to act as ESCROW AGENT for the
Mobile Mini, Inc. Indemnity Escrow

Acceptance Fee:	$750.00
Initial Fees as they relate to Wells Fargo Bank acting in the capacity of Escrow Agent — includes review of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of funds for deposit to the Escrow Account(s).
Acceptance Fee payable at time of Escrow Agreement execution.

Escrow Agent Annual Administration Fee:	$1,500.00
For ordinary administrative services by Escrow Agent — includes daily routine account management; investment transactions; cash transaction processing (including wire and check processing); monitoring claim notices pursuant to the agreement; disbursement of funds in accordance with the agreement; and mailing of trust account statements to all applicable parties.
Tax reporting is included for up to Five (5) entities. Should additional reporting be necessary, a $25 per reporting charge will be assessed.
This fee is payable in advance, with the first installment due at the time of Escrow Agreement execution. The Annual Fee covers a full year or any part thereof, and therefore will not be prorated or refunded in the year of early termination.
Wells Fargo’s bid is based on the following assumptions:
•	Number of Escrow Accounts to be established: One (1)

•	Number of Deposits to Escrow Account: Not more than One (1)

•	Number of Withdrawals from Escrow Fund: Not more than Ten (10)

•	Term of Escrow: Not more than One (1) year

•	APPOINTMENT SUBJECT TO RECEIPT OF REQUESTED DUE DILIGENCE INFORMATION AS PER THE USA PATRIOT ACT

•	THIS PROPOSAL ASSUMES THAT BALANCES IN ESCROW ACCOUNT WILL BE INVESTED IN WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

•	ALL FUNDS WILL BE RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC OR AN APPROVED FOREIGN ENTITY

•	IF THE ACCOUNT(S) DOES NOT OPEN WITHIN THREE (3) MONTHS OF THE DATE SHOWN BELOW, THIS PROPOSAL WILL BE DEEMED TO BE NULL AND VOID

Out-of Pocket Expenses:	At Cost
We will charge for out-of-pocket expenses in response to specific tasks assigned by the client or provided for in the escrow agreement. Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings. There are no charges for indirect out-of- pocket expenses.
This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role of Escrow Agent. These assumptions are based on information provided to us as of the date of this fee schedule. Our fee schedule is subject to review and acceptance of the final documents. Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule. Extraordinary services (services other than the ordinary administration services of Escrow Agent described above) are not included in the annual administration fee and will be billed as incurred at the rates in effect from time to time.
Submitted on: 06/09/08

EXHIBIT B-1
CERTIFICATE AS TO AUTHORIZED SIGNATURES OF PARENT
     Account Name:
The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of Mobile Mini, Inc. and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of Parent.

Name / Title	Specimen Signature

Larry Trachtenberg	/s/ Larry Trachtenberg

Name	Signature

Chief Financial Officer

Title

Christopher Miner	/s/ Christopher Miner

Name	Signature
General Counsel

Title

EXHIBIT B-2
CERTIFICATE AS TO AUTHORIZED SIGNATURES
OF STOCKHOLDER REPRESENTATIVE
     Account Name:
The specimen signatures shown below are the specimen signatures of the individuals who have been designated as the Authorized Representatives of the Stockholder Representative and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of the Stockholder Representative.

Specimen Signature
Jonathan Rather	/s/ Jonathan Rather

Name	Signature

Managing Member

Title

Sanjay Swani	/s/ Sanjay Swani

Name	Signature

Managing Member

Title

Michael Donovan	/s/ Michael Donovan

Name	Signature

Additional Member

Title

Name	Signature

Title

EXHIBIT C
Agreement and Plan of Merger, dated as of February 22, 2008, among Mobile Mini, Inc., Cactus Merger Sub, Inc.,
MSG WC Holdings Corp. and Welsh, Carson, Anderson & Stowe X, L.P.
Incorporated by reference to Exhibit 2.1 to Mobile Mini, Inc.’s Form 8-K filed on February 28, 2008.

EXHIBIT D
INVESTMENT DIRECTION
Direction for Investment of Cash Balances
Wells Fargo Advantage Funds
Direction to use Wells Fargo Advantage Funds for Cash Balances for the following account(s):
Account Name:
Account Number(s):
You are hereby directed to invest, as indicated below or as I shall direct further from time to time, all cash in the Account in the following money market portfolio of Wells Fargo Advantage Funds (the “Fund”) or another permitted investment of my choice (Check One):
☐ Wells Fargo Advantage Funds, 100% Treasury Money Market Fund
☑ Wells Fargo Advantage Funds, Government Money Market Fund
☐ Wells Fargo Advantage Funds, Cash Investment Money Market Fund
☐ Wells Fargo Advantage Funds, Prime Investment Money Market Fund
☐ Wells Fargo Advantage Funds, Treasury Plus Money Market Fund
☐ Wells Fargo Advantage Funds, Heritage Money Market Fund
☐ Wells Fargo Advantage Funds, National Tax-Free Money Market Fund
I acknowledge that I have received, at my request, and reviewed the Fund’s prospectus and have determined that the Fund is an appropriate investment for the Account. Each Fund’s prospectus can be downloaded from the Wells Fargo website at the following link:
http://www.wellsfargo.com/funds/fmg_fund/fund_type/fundtype.jhtml?fundType=MoneyMarket&tab=literature
I understand from reading the Fund’s prospectus that Wells Fargo Funds Management, LLC, (“Wells Fargo Funds Management”), a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and other administrative services for the Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. Boston Financial Data Services serves as transfer agent for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company. I also understand that Wells Fargo & Company will be paid, and its bank affiliates may be paid, fees for services to the Funds and that those fees may include Processing Organization fees as described in the Fund’s prospectus.
I understand that you will not exclude amounts invested in the Fund from Account assets subject to fees under the Account agreement between us.
I understand that investments in the Fund are not obligations of, or endorsed or guaranteed by, Wells Fargo Bank or its affiliates and are not insured by the Federal Deposit Insurance Corporation.
I acknowledge that I have full power to direct investments of the Account.
I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.
I understand that if I choose to communicate this investment direction solely via facsimile, then the investment direction will be understood to be enforceable and binding.

Signature

Date